LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
AMERICA
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The GT Global America Growth Fund seeks long-term growth of capital by investing in the equity securities of small to medium-sized companies in the United States.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended December 31, 1995, was 23.23% for Class A shares and total return for Class B shares was 22.42%. Total return of the Standard & Poor's Midcap 400 Index(1) over the same period was 30.94%, while the total return for the Russell 2000 Index(2) was 37.58%. The Fund underperformed the indices largely due to our decision to rebuild the Fund's technology position in the fourth quarter of 1995 after a significant market correction in that industry group. The indices are not available for investment and do not include the effects of sales charges and management fees. For additional performance information, please see page 6.
As the Fund heads into its ninth year, it continues to demonstrate impressive long-term results, outperforming the S&P 400 over 3 years, 5 years and the period since its inception. We believe the Fund's strong performance continues to be a result of the investment approach used in managing the Fund. Our investment process, based on our own research, requires extensive knowledge of each company before considering it for inclusion in the Fund. Even after we've built a positive investment hypothesis about each company, we only buy when we consider a stock significantly undervalued. We believe the value of this approach has been demonstrated by the Fund's long-term performance.
MARKET REVIEW
The U.S. market had a record breaking year in 1995 with large gains across many different market sectors. Although earnings gains were good during the year, most of the year's gains were attributable to the large decline in long-term interest rates and the prospects for continued low inflation. With such prominent macroeconomic trends in place, in the second half of the year the market exhibited elements of a

--------------
(1) The S&P Midcap 400 Index comprises the capitalization-weighted average price of 400 selected common stocks of medium-size domestic companies. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The Russell 2000 Index comprises 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $104 million to $746 million as of June 1995. It includes the effect of reinvested dividends and is measured in U.S. dollars.

"throw money at anything that's moving" mentality, with many of the year's best performers being companies already at very high valuations.

Such an environment seems to produce manic behavior, which in 1995 resulted in companies such as Netscape* (yet to report a full year of profit) selling at a $6 billion valuation (approximately 140 times cumulative revenues). Unfortunately, this type of behavior can cause other, good-quality companies to be ignored if they are not in sectors perceived as "hot" at the moment. Given that our investment process relies on original research and strong fundamentals, we look forward to a return to a market where companies are judged on their intrinsic merits rather than by concepts or simply stock price momentum.

PORTFOLIO STRATEGY
Rather than varying strategies during different periods, the GT Global America Growth Fund uses a disciplined investment process. In this respect it is different from many growth funds. Our process continually guides the Fund in and out of various sectors depending on company fundamentals and valuation trends.

The technology sector dominated the Fund's holdings during most of 1995. Our research determined that operating fundamentals for technology companies were very good initially, both in absolute terms and relative to the growth prospects for many other sectors. In the third quarter we took profits in many of the Fund's technology stocks and decreased our technology holdings by about 30%. By October, the price of many of the stocks we sold were 20%-25% lower. Given the combination of more attractive technology valuations and very positive third quarter earnings reports, we took advantage of the buying opportunity presented, and increased the Fund's technology purchases.

Although we are growth stock investors, our buy and sell decisions are also related to valuations. At 10 or 12 times earnings, a typical valuation for many of our purchases in the fourth quarter, these technology purchases were attractive. Unfortunately, a good number of the stocks we bought declined another 15%-20%. Nevertheless, assuming these companies fulfill the conclusions of our research -- that they are well positioned companies with good growth prospects -- we expect their stock prices to recover to more normal valuations.

--------------
* Of course, there can be no assurance the Fund held, holds, or will hold these or any other securities mentioned in this report.

Consumer and some specialty financial services companies are examples of other areas where we find growth prospects and selective opportunities with attractive valuations.

The Fund's relatively high cash position at the end of the 12-month period was a result of both its stringent investment criteria and new money coming into the Fund. Assets increased from approximately $279.5 million to $740.4 million over the year.

OUTLOOK
Following the large gains of 1995, there are many questions about what to expect in 1996. We do not believe the market is at excessive valuation levels, given the environment of low interest rates and low inflation. Consequently, we are not overly concerned by its all-time high. More worrisome is the potential for a more sluggish economy in 1996 than is generally expected.

We anticipate a combination of high consumer debt levels, slowing or no growth from our major trading partners, and the continued budget confusion in Washington may have a depressing impact on overall growth in 1996. Such an environment, however, is not necessarily bad for growth stock investing, as the more dominant companies can often grow through such a sluggish period.

CHRISTIAN WIGNALL                       KEVIN L. WENCK
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SAN FRANCISCO
SAN FRANCISCO

                                                           JANUARY 25, 1996

G.T. GLOBAL AMERICA GROWTH FUND

KEY PORTFOLIO HOLDINGS*

MICHAELS STORES, INC.
Michaels Stores, a chain of 168 stores in 24 states, is the largest national specialty retailer of arts, crafts and decorative products. The company offers a large selection of reasonably priced items, including picture framing materials, silk and dried flowers, hobby and art supplies, creative crafts and seasonal items. Primary customers are women between the ages of 25 to 54 with median household incomes above $30,000. Repeat customers account for a substantial portion of sales.

INTEGRATED DEVICE TECHNOLOGY, INC.
Integrated Device Technology develops, manufactures and markets integrated computer circuits that increase system speed while lowering system cost. International subsidiaries promote the company's products overseas and are located throughout Europe and Asia. Japan and Hong Kong are particularly large markets for the company.

COVENTRY CORP.
A health care benefit options provider to employee groups, Coventry Corp. runs and operates HMOs in Pennsylvania and St. Louis, Missouri. The company's subsidiary, American Service Companies, sells and underwrites individual reimbursement policies for hospital and medical expenses.

LAM RESEARCH CORP.
Lam Research manufactures, designs, markets and services semiconductor processing equipment used to fabricate integrated circuits. The deposition and etching processes are repeated many times in the fabrication cycle and are manufacturing requirements for every semiconductor produced today. Lam Research manufactures a wide range of etch products and is the leading producer of etch systems.

APPLIED MATERIALS, INC.
Operating solely in the water fabrication equipment industry, Applied Materials manufactures, develops, markets and services semiconductor wafer fabrication equipment and spare parts. Customers include both semiconductor manufacturing companies that make semiconductors for use in their own products and companies that manufacture semiconductors for sale to others.

------------------
* There can be no assurance the Fund will continue to hold these securities.

NATIONAL SEMICONDUCTOR CORP.
National Semiconductor designs, develops, manufactures and sells semiconductor products, including linear and digital integrated circuits, microprocessors, hybrid circuits and subsystems, electronic packaging and miscellaneous services, and supplies for the international semiconductor industry. The company is expanding its business in analog and mixed-analog chips, useful for fast-growing multimedia and communications applications.

KOMAG, INC.
This company develops, produces and markets high-performance, thin-film components for use in Winchester disk drives. Its products are sold to original equipment manufacturers (OEMs) in rigid disk drive markets and to computer systems manufacturers that produce their own disk drives.

MICRON TECHNOLOGY, INC.
Micron Technology is the parent in a holding company structure. Its subsidiaries manufacture and sell semiconductor memory and enhancement products for PCs and workstations. Components manufactured include dynamic random access memory chips, advanced graphics, stratic rams and a line of RAM-intensive modules.

READ-RITE CORP.
The world's largest independent supplier of magnetic recording heads used in computer disk drives, Read-Rite's primary customers are OEM manufacturers of computer equipment. The company is growing rapidly, driven by demand for computers.

ANNTAYLOR STORES, INC.
AnnTaylor Stores, through its subsidiary AnnTaylor, Inc., is a national specialty retailer of quality women's apparel, shoes and accessories. AnnTaylor employs a merchandising strategy that focuses on achieving the AnnTaylor look through products sold primarily under the AnnTaylor brand name. The AnnTaylor look is a total wardrobing strategy emphasizing customer service. Approximately two-thirds of the stores are in regional malls and upscale specialty retail centers, with the rest in downtown locations.

GT GLOBAL AMERICA GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL AMERICA GROWTH FUND     S&P 400 MIDCAP    RUSSELL 2000
9-Jun-87                                 9525             10,000         10,000
30-Jun-87                               9,916             10,250         10,178
31-Jul-87                              10,230             10,538         10,495
31-Aug-87                              10,697             10,921         10,803
30-Sep-87                              10,439             10,710         10,604
31-Oct-87                               7,468              8,178          7,358
30-Nov-87                               7,229              7,774          6,963
31-Dec-87                               8,153              8,375          7,522
31-Jan-88                               8,315              8,758          7,849
29-Feb-88                               9,011              9,315          8,556
31-Mar-88                               8,887              9,466          8,957
30-Apr-88                               9,087              9,515          9,160
31-May-88                               8,811              9,316          8,911
30-Jun-88                               9,630              9,988          9,547
31-Jul-88                               9,392              9,719          9,456
31-Aug-88                               9,020              9,493          9,214
30-Sep-88                               9,277              9,857          9,458
31-Oct-88                               9,030              9,925          9,353
30-Nov-88                               8,753              9,732          9,041
31-Dec-88                               9,062             10,125          9,395
31-Jan-89                               9,724             10,814          9,814
28-Feb-89                               9,837             10,850          9,886
31-Mar-89                              10,344             11,091         10,119
30-Apr-89                              11,306             11,691         10,560
31-May-89                              12,217             12,255         11,014
30-Jun-89                              11,782             12,200         10,763
31-Jul-89                              12,765             12,925         11,182
31-Aug-89                              13,127             13,384         11,454
30-Sep-89                              13,416             13,531         11,490
31-Oct-89                              13,292             12,961         10,809
30-Nov-89                              13,437             13,248         10,878
31-Dec-89                              14,025             13,721         10,921
31-Jan-90                              12,638             12,560          9,967
28-Feb-90                              13,424             13,011         10,276
31-Mar-90                              14,396             13,292         10,680
30-Apr-90                              14,134             12,776         10,331
31-May-90                              16,144             14,023         11,062
30-Jun-90                              16,209             14,081         11,091
31-Jul-90                              15,576             13,758         10,605
31-Aug-90                              13,511             12,331          9,187
30-Sep-90                              12,255             11,577          8,370
31-Oct-90                              11,971             11,224          7,859
30-Nov-90                              12,681             12,302          8,458
31-Dec-90                              12,987             13,017          8,791
31-Jan-91                              13,621             14,045          9,583
28-Feb-91                              14,484             15,307         10,657
31-Mar-91                              15,215             16,005         11,405
30-Apr-91                              14,997             16,000         11,375
31-May-91                              15,521             16,737         11,917
30-Jun-91                              14,363             15,887         11,228
31-Jul-91                              15,248             16,844         11,621
31-Aug-91                              15,980             17,457         12,049
30-Sep-91                              15,456             17,400         12,143
31-Oct-91                              15,150             18,082         12,464
30-Nov-91                              14,178             17,473         11,888
31-Dec-91                              15,492             19,538         12,839
31-Jan-92                              17,323             19,884         13,880
29-Feb-92                              17,488             20,200         14,285
31-Mar-92                              16,468             19,439         13,802
30-Apr-92                              15,964             19,206         13,317
31-May-92                              16,106             19,388         13,494
30-Jun-92                              15,174             18,835         12,860
31-Jul-92                              16,315             19,770         13,307
31-Aug-92                              15,756             19,297         12,931
30-Sep-92                              16,249             19,567         13,229
31-Oct-92                              17,565             20,036         13,646
30-Nov-92                              19,867             21,156         14,691
31-Dec-92                              20,410             21,866         15,203
31-Jan-93                              20,577             22,139         15,717
28-Feb-93                              19,265             21,829         15,354
31-Mar-93                              19,063             22,583         15,852
30-Apr-93                              17,823             21,992         15,417
31-May-93                              19,075             22,994         16,099
30-Jun-93                              18,622             23,109         16,199
31-Jul-93                              18,860             23,065         16,422
31-Aug-93                              19,897             24,017         17,131
30-Sep-93                              19,826             24,271         17,615
31-Oct-93                              20,815             24,350         18,068
30-Nov-93                              20,899             23,811         17,480
31-Dec-93                              22,113             24,916         18,077
31-Jan-94                              22,396             25,496         18,643
28-Feb-94                              23,027             25,134         18,576
31-Mar-94                              23,245             23,970         17,597
30-Apr-94                              23,786             24,148         17,702
31-May-94                              24,005             23,920         17,503
30-Jun-94                              23,928             23,096         16,912
31-Jul-94                              23,760             23,878         17,190
31-Aug-94                              25,241             25,128         18,147
30-Sep-94                              25,446             24,659         18,086
31-Oct-94                              25,511             24,929         18,013
30-Nov-94                              25,176             23,805         17,285
31-Dec-94                              25,581             24,022         17,748
31-Jan-95                              25,755             24,273         17,523
28-Feb-95                              27,042             25,546         18,253
31-Mar-95                              28,054             25,989         18,566
30-Apr-95                              29,110             26,511         18,978
31-May-95                              29,804             27,150         19,305
30-Jun-95                              31,713             28,255         20,306
31-Jul-95                              33,448             29,729         21,476
31-Aug-95                              33,680             30,279         21,920
30-Sep-95                              33,882             31,013         22,312
31-Oct-95                              32,537             30,215         21,314
30-Nov-95                              33,246             31,535         22,209
31-Dec-95                              31,523             31,457         22,795

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE GT GLOBAL AMERICA GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE RUSSELL 2000 INDEX AND THE S&P 400 MIDCAP INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 215.23% AND AN AVERAGE ANNUAL TOTAL RETURN OF 14.34%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES AND ARE NOT AVAILABLE FOR INVESTMENT.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1995

  SHARE                  WITHOUT SALES CHARGE           WITH SALES CHARGE++
                                          LIFE OF                       LIFE OF
  CLASS               1-YEAR    5-YEAR     FUND     1-YEAR    5-YEAR     FUND
  CLASS A*             23.23%    19.41%    14.99%    17.37%    18.25%    14.34%
  CLASS B**            22.42%      N/A     19.57%    17.42%      N/A     18.77%
  ADV. CLASS***          N/A       N/A      6.01%      N/A       N/A       N/A

  * The Fund began operations on June 9, 1987.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of the Class A shares reflects the effects of the maximum
    4.75% sales charge. Class B share performance reflects the applicable contingent deferred sales charge
    (5.00% in the first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SECTOR ALLOCATION OF NET ASSETS AS OF DECEMBER 31, 1995
TECHNOLOGY                                                                 31.6%
SERVICES                                                                   15.3%
FINANCE                                                                    13.3%
HEALTH CARE                                                                 6.2%
CONSUMER NON-DURABLES                                                       3.7%
CONSUMER DURABLES                                                           3.3%
MATERIALS/BASIC INDUSTRY                                                    1.4%
SHORT-TERM INVESTMENTS & OTHER                                             25.2%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
AMERICA
GROWTH FUND

FINANCIAL
STATEMENTS

                         GT GLOBAL AMERICA GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global America Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global America Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                         GT GLOBAL AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Technology (31.6%)
  Integrated Device Technology, Inc.-/- ..............................    1,794,000  $ 23,097,750        3.1
    SEMICONDUCTORS
  LAM Research Corp.-/- ..............................................      480,400    21,978,300        3.0
    SEMICONDUCTORS
  Applied Materials, Inc.-/- .........................................      556,100    21,896,438        2.9
    SEMICONDUCTORS
  National Semiconductor Corp.-/-  ...................................      976,700    21,731,575        2.9
    SEMICONDUCTORS
  Komag, Inc.-/- .....................................................      439,300    20,262,713        2.7
    COMPUTERS & PERIPHERALS
  Micron Technology, Inc. ............................................      500,200    19,820,425        2.7
    SEMICONDUCTORS
  Read-Rite Corp.-/- .................................................      827,500    19,239,375        2.6
    COMPUTERS & PERIPHERALS
  BMC Software, Inc.-/- ..............................................      353,600    15,116,400        2.0
    SOFTWARE
  Cirrus Logic, Inc.-/- ..............................................      727,600    14,370,100        1.9
    SEMICONDUCTORS
  Seagate Technology-/-  .............................................      284,400    13,509,000        1.8
    COMPUTERS & PERIPHERALS
  Excalibur Technologies Corp.-/- ....................................      316,900    11,566,850        1.6
    SOFTWARE
  Compuware Corp. ....................................................      524,600     9,705,100        1.3
    SOFTWARE
  Dallas Semiconductor Corp.-/- ......................................      443,100     9,194,325        1.2
    SEMICONDUCTORS
  Conner Peripherals, Inc.-/- ........................................      342,500     7,192,500        1.0
    COMPUTERS & PERIPHERALS
  Quantum Corp.-/-  ..................................................      244,400     3,940,950        0.5
    COMPUTERS & PERIPHERALS
  MEMC Electronic Materials, Inc.-/- .................................       90,100     2,939,513        0.4
    SEMICONDUCTORS
                                                                                     ------------
                                                                                      235,561,314
                                                                                     ------------
Services (15.3%)
  Michaels Stores, Inc.{::} -/- ......................................    1,685,400    23,174,250        3.1
    RETAILERS-OTHER
  AnnTaylor Stores, Inc.{::} -/-  ....................................    1,689,100    17,313,275        2.3
    RETAILERS-APPAREL
  Sports Authority, Inc.-/- ..........................................      794,800    16,194,050        2.2
    LEISURE & TOURISM
  United Video Satellite Group, Inc. "A"-/- ..........................      513,200    13,856,400        1.9
    CABLE TELEVISION
  Kelly Services, Inc. 'A' ...........................................      445,100    12,351,525        1.7
    CONSUMER SERVICES
  Younkers, Inc.{::} -/- .............................................      482,200    12,235,825        1.6
    RETAILERS-APPAREL
  Proffitt's, Inc.-/- ................................................      267,500     7,021,875        0.9
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Services (Continued)
  Rio Hotel and Casino, Inc.-/-  .....................................      430,100  $  5,107,438        0.7
    LEISURE & TOURISM
  Friedman's, Inc. "A"-/- ............................................      248,300     4,779,775        0.6
    RETAILERS-OTHER
  Buckles, Inc.-/- ...................................................      114,700     2,035,925        0.3
    RETAILERS-APPAREL
                                                                                     ------------
                                                                                      114,070,338
                                                                                     ------------
Finance (13.3%)
  RFS Hotel Investors, Inc.  .........................................    1,070,000    16,451,250        2.2
    REAL ESTATE INVESTMENT TRUST
  KeyCorp  ...........................................................      414,000    15,007,500        2.0
    BANKS-REGIONAL
  H&R Block, Inc. ....................................................      365,800    14,814,900        2.0
    CONSUMER FINANCE
  Equity Inns, Inc.{::} ..............................................    1,176,900    13,534,350        1.8
    REAL ESTATE INVESTMENT TRUST
  Signet Banking Corp.  ..............................................      497,700    11,820,375        1.6
    BANKS-REGIONAL
  Leader Financial Corp. .............................................      314,800    11,765,650        1.6
    SAVINGS&LOANS
  ADVANTA Corp. "B" ..................................................      229,700     8,355,338        1.1
    CONSUMER FINANCE
  Mid-America Apartment Communities, Inc. ............................      180,900     4,477,275        0.6
    REAL ESTATE
  Trans Financial, Inc. ..............................................      178,433     3,189,490        0.4
    BANKS-REGIONAL
                                                                                     ------------
                                                                                       99,416,128
                                                                                     ------------
Health Care (6.2%)
  Coventry Corp.-/- ..................................................    1,103,700    22,763,809        3.1
    HEALTH CARE SERVICES
  Health Systems International, Inc. "A"-/- ..........................      490,500    15,757,313        2.1
    HEALTH CARE SERVICES
  Abaxis, Inc.{::} -/- ...............................................      752,800     5,269,600        0.7
    MEDICAL TECHNOLOGY & SUPPLIES
  GranCare, Inc.-/- ..................................................      168,300     2,440,350        0.3
    HEALTH CARE SERVICES
                                                                                     ------------
                                                                                       46,231,072
                                                                                     ------------
Consumer Non-Durables (3.7%)
  V F Corp. ..........................................................      240,400    12,681,100        1.7
    TEXTILES & APPAREL
  Haggar Corp.{::}  ..................................................      587,400    10,573,200        1.4
    TEXTILES & APPAREL
  Varsity Spirit Corp.{::} ...........................................      342,150     4,790,100        0.6
    TEXTILES & APPAREL
                                                                                     ------------
                                                                                       28,044,400
                                                                                     ------------
Consumer Durables (3.3%)
  Eaton Corp. ........................................................      303,000    16,248,375        2.2
    AUTO PARTS
  Syratech Corp.-/- ..................................................      244,100     4,912,513        0.7
    APPLIANCES & HOUSEHOLD

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Consumer Durables (Continued)
  Lifetime Hoan Corp.-/- .............................................      352,008  $  3,256,071        0.4
    APPLIANCES & HOUSEHOLD
                                                                                     ------------
                                                                                       24,416,959
                                                                                     ------------
Materials/Basic Industry (1.4%)
  Georgia Gulf Corp. .................................................      341,800    10,510,350        1.4
    CHEMICALS
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $546,043,444) .........................                558,250,561       74.8
                                                                                     ------------      -----

                                                                                        Market       % of Net
Repurchase Agreements                                                                   Value       Assets {d}
----------------------------------------------------------------------               ------------  -------------
  Dated December 29, 1995, with Merrill Lynch, due January 2, 1996, for an effective yield of 5.6%, collateralized by $165,610,000 U.S.
   Treasury Notes, 5.625% due 10/31/97 (market value of collateral is
   $168,387,892, including accrued interest). (cost $165,077,000)  ...                165,077,000       22.1
  Dated December 29, 1995, with State Street Bank and Trust Company, due January 2, 1996, for an effective yield of 5.55%,
   collateralized by $24,955,000 U.S. Treasury Bonds, 10.375% due
   11/15/12 (market value of collateral is $34,746,973, including accrued interest).
   (cost $34,076,753)  ...............................................                 34,076,753        4.6
                                                                                     ------------      -----

TOTAL REPURCHASE AGREEMENTS (cost $199,153,753) ......................                199,153,753       26.7
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $745,197,197) * ..............................                757,404,314      101.5
Other Assets and Liabilities .........................................                (11,283,985)      (1.5)
                                                                                     ------------      -----

NET ASSETS ...........................................................               $746,120,329      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

----------------

        {d} Percentages indicated are based on net assets of $746,120,329. -/- Non-income producing security.
       {::}  See Note 5 of Notes to Financial Statements.
          * For Federal income tax purposes, cost is $749,127,499 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  58,714,839
                 Unrealized depreciation:           (50,438,024)
                                                  -------------
                 Net unrealized appreciation:     $   8,276,815
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $546,043,444) (Note 1)...........................     $558,250,561
  Repurchase agreements, at value and cost (Note
   1)...............................................      199,153,753
  U.S. currency.....................................              123
  Receivable for Fund shares sold...................       21,773,350
  Receivable for securities sold....................        1,766,832
  Dividends receivable..............................          522,624
                                                         ------------
    Total assets....................................      781,467,243
                                                         ------------
Liabilities:
  Payable for securities purchased..................       26,307,035
  Payable for Fund shares repurchased...............        7,812,078
  Payable for investment management and
   administration fees (Note 2).....................          468,346
  Payable for service and distribution expenses
   (Note 2).........................................          425,681
  Payable for transfer agent fees (Note 2)..........          147,865
  Payable for printing and postage expenses.........          112,702
  Payable for professional fees.....................           20,555
  Payable for fund accounting fees (Note 2).........           16,300
  Payable for registration and filing fees..........           14,336
  Payable for custodian fees........................            8,037
  Payable for Trustees' fees and expenses (Note
   2)...............................................            5,243
  Other accrued expenses............................            8,736
                                                         ------------
    Total liabilities...............................       35,346,914
                                                         ------------
Net assets..........................................     $746,120,329
                                                         ------------
                                                         ------------
Class A:
Net asset value and redemption price per share
 ($396,290,863 DIVIDED BY 20,781,443 shares
 outstanding).......................................     $      19.07
                                                         ------------
                                                         ------------
Maximum offering price per share
 (100/95.25 of $19.07) *............................     $      20.02
                                                         ------------
                                                         ------------
Class B:+
Net asset value and offering price per share
 ($348,435,445 DIVIDED BY 18,559,541 shares
 outstanding).......................................     $      18.77
                                                         ------------
                                                         ------------
Advisor Class:
Net asset value, offering price per share, and
 redemption price per share
 ($1,394,021 DIVIDED BY 73,175 shares
 outstanding).......................................     $      19.05
                                                         ------------
                                                         ------------
Net assets consist of:
  Paid in capital (Note 4)..........................     $725,868,107
  Undistributed net investment income...............          258,896
  Accumulated net realized gain on investments......        7,786,209
  Net unrealized appreciation of investments........       12,207,117
                                                         ------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $746,120,329
                                                         ------------
                                                         ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................     $12,335,951
  Dividend income............................................       4,255,693
                                                                  -----------
    Total investment income..................................      16,591,644
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       4,425,913
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 1,259,234
    Class B..................................       2,547,904       3,807,138
                                                  -----------
  Transfer agent fees (Note 2)...............................       1,666,500
  Printing and postage expenses..............................         288,000
  Fund accounting fees (Note 2)..............................         158,181
  Registration and filing fees...............................         130,450
  Audit fees.................................................          45,500
  Legal fees.................................................          32,600
  Custodian fees.............................................          31,762
  Trustees' fees and expenses (Note 2).......................          24,075
                                                                  -----------
  Total expenses.............................................      10,610,119
                                                                  -----------
Net investment income........................................       5,981,525
                                                                  -----------
Net realized and unrealized gain (loss) on
investments: (Note 1)
  Net realized gain on investments...........................      93,317,375
  Net change in unrealized appreciation of investments.......      (4,611,894)
                                                                  -----------
Net realized and unrealized gain on investments..............      88,705,481
                                                                  -----------
Net increase in net assets resulting from operations.........     $94,687,006
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................      $    5,981,525          $     216,804
  Net realized gain on investments...........          93,317,375             24,664,201
  Net change in unrealized appreciation
   (depreciation) of investments.............          (4,611,894)             1,064,481
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................          94,687,006             25,945,486
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................          (3,774,599)              (177,363)
  From net realized gain on investments......         (46,598,539)           (18,246,884)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................          (1,969,042)                    --
  From net realized gain on investments......         (41,818,697)            (7,094,970)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (18,429)                    --
  From net realized gain on investments......            (170,545)                    --
                                                  -----------------      -----------------
    Total distributions......................         (94,349,851)           (25,519,217)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,840,086,218            842,423,864
  Decrease from capital shares repurchased...      (1,371,300,487)          (684,302,549)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................         468,785,731            158,121,315
                                                  -----------------      -----------------
Total increase in net assets.................         469,122,886            158,547,584
Net assets:
  Beginning of year..........................         276,997,443            118,449,859
                                                  -----------------      -----------------
  End of year................................      $  746,120,329          $ 276,997,443
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          --------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             1995       1994 (C)       1993         1992         1991
                                          -----------  -----------  -----------  -----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.69   $    17.17   $    17.12   $    14.13   $   11.89
                                          -----------  -----------  -----------  -----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.24         0.04        (0.21)       (0.11)       0.01
  Net realized and unrealized gain
   (loss) on investments................        3.93         2.55         1.56         4.54        2.28
                                          -----------  -----------  -----------  -----------  ----------
    Net increase (decrease) from
     investment operations..............        4.17         2.59         1.35         4.43        2.29
                                          -----------  -----------  -----------  -----------  ----------
Distributions to shareholders:
  From net investment income............       (0.21)       (0.02)          --           --       (0.01)
  From net realized gain on
   investments..........................       (2.58)       (2.05)       (1.30)       (1.44)      (0.04)
                                          -----------  -----------  -----------  -----------  ----------
    Total distributions.................       (2.79)       (2.07)       (1.30)       (1.44)      (0.05)
                                          -----------  -----------  -----------  -----------  ----------
Net asset value, end of period..........  $    19.07   $    17.69   $    17.17   $    17.12   $   14.13
                                          -----------  -----------  -----------  -----------  ----------
                                          -----------  -----------  -----------  -----------  ----------
Total investment return (d).............       23.23%       15.69%         8.3%        31.7%       19.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  396,291   $  196,937   $  116,468   $  166,712   $  88,041
Ratio of net investment income (loss) to
 average net assets.....................        1.24%        0.17%        (0.7)%       (1.1)%        --%
Ratio of expenses to average net
 assets.................................        1.46%        1.58%         1.6%         1.8%        1.7%
Portfolio turnover rate++++.............          71%         102%          92%         114%        156%

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c) These selected per share data were calculated based upon weighted average shares outstanding during the year.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++                    ADVISOR
                                          ---------------------------------------     CLASS+++
                                                                                   --------------
                                          YEAR ENDED DECEMBER 31,  APRIL 1, 1993    JUNE 1, 1995
                                                                         TO              TO
                                          -----------------------   DECEMBER 31,    DECEMBER 31,
                                             1995       1994 (C)        1993            1995
                                          -----------  ----------  --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.50   $   17.09     $   15.90       $   20.61
                                          -----------  ----------      -------         -------
Income from investment operations:
  Net investment income (loss)..........        0.10       (0.09)        (0.29)           0.21
  Net realized and unrealized gain
   (loss) on investments................        3.87        2.55          2.78            1.09
                                          -----------  ----------      -------         -------
    Net increase (decrease) from
     investment operations..............        3.97        2.46          2.49            1.30
                                          -----------  ----------      -------         -------
Distributions to shareholders:
  From net investment income............       (0.12)         --            --           (0.28)
  From net realized gain on
   investments..........................       (2.58)      (2.05)        (1.30)          (2.58)
                                          -----------  ----------      -------         -------
    Total distributions.................       (2.70)      (2.05)        (1.30)          (2.86)
                                          -----------  ----------      -------         -------
Net asset value, end of period..........  $    18.77   $   17.50     $   17.09       $   19.05
                                          -----------  ----------      -------         -------
                                          -----------  ----------      -------         -------
Total investment return (d).............       22.42%      15.06%         16.1 %(a)        6.01 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  348,435   $  80,060     $   1,982       $   1,394
Ratio of net investment income (loss) to
 average net assets.....................        0.59%      (0.48)%        (1.3)%(b)        1.59 %(b)
Ratio of expenses to average net
 assets.................................        2.11%       2.23%          2.2 %(b)        1.11 %(b)
Portfolio turnover rate++++.............          71%        102%           92 %            71 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c) These selected per share data were calculated based upon weighted average shares outstanding during the year.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                         GT GLOBAL AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global America Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly know as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

(B)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(C)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high

                         GT GLOBAL AMERICA GROWTH FUND
grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.

(E) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(F)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(G)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(H)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(I)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT at the following annualized rates of 0.725% on the first $500 million of average daily net assets on the Fund; 0.70% on the

                         GT GLOBAL AMERICA GROWTH FUND
next $500 million; 0.675% on the next $500 million and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $336,010 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $3,160 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $922,703. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the year ended December 31, 1995, the Fund paid fund accounting fees of $79,918 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or

                         GT GLOBAL AMERICA GROWTH FUND
GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $580,930,689 and $288,889,658, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4.  CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                          ----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
CLASS A
Shares sold.............................................................   64,255,259  $ 1,354,329,879   37,768,865  $ 699,605,033
Shares issued in connection with reinvestment of distributions..........    2,163,720       42,170,721      902,149     15,125,347
                                                                          -----------  ---------------  -----------  -------------
                                                                           66,418,979    1,396,500,600   38,671,014    714,730,380
Shares repurchased......................................................  (56,768,364)  (1,210,272,338) (34,322,058)  (638,933,258)
                                                                          -----------  ---------------  -----------  -------------
Net increase............................................................    9,650,615  $   186,228,262    4,348,956  $  75,797,122
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                          ----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
CLASS B
Shares sold.............................................................   19,673,669  $   406,685,987    6,565,639  $ 121,728,093
Shares issued in connection with reinvestment of distributions..........    1,832,696       35,169,188      359,927      5,965,391
                                                                          -----------  ---------------  -----------  -------------
                                                                           21,506,365      441,855,175    6,925,566    127,693,484
Shares repurchased......................................................   (7,522,345)    (160,828,667)  (2,466,010)   (45,369,291)
                                                                          -----------  ---------------  -----------  -------------
Net increase............................................................   13,984,020  $   281,026,508    4,459,556  $  82,324,193
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------

                                                                                  JUNE 1, 1995
                                                                            (COMMENCEMENT OF SALE OF
                                                                          SHARES) TO DECEMBER 31, 1995
                                                                          ----------------------------
ADVISOR CLASS                                                               SHARES         AMOUNT
                                                                          -----------  ---------------
Shares sold.............................................................       72,809  $     1,541,469
Shares issued in connection with reinvestment of distributions..........        9,711          188,974
                                                                          -----------  ---------------
                                                                               82,520        1,730,443
Shares repurchased......................................................       (9,345)        (199,482)
                                                                          -----------  ---------------
Net increase............................................................       73,175  $     1,530,961
                                                                          -----------  ---------------
                                                                          -----------  ---------------

5.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940, as amended, as an "affiliated company". Investments in affiliated companies at December 31, 1995, amounted to $86,890,600. Transactions with affiliated companies during 1995 are as follows:

                                                                                  PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                                                          COST      SALES COST      LOSS        INCOME
-------------------------------------------------------------------------------  -----------  ----------  ------------  -----------
Abaxis, Inc....................................................................  $   411,025  $       --   $       --    $      --
AnnTaylor Stores, Inc..........................................................   14,643,698   5,185,744    2,743,461           --
Equity Inns, Inc...............................................................    8,086,420          --           --      841,982
Haggar Corp....................................................................    4,471,290          --           --       93,840
Michaels Stores, Inc...........................................................   10,981,339          --           --           --
Varsity Spirit Corp............................................................           --          --           --       41,058
Younkers, Inc..................................................................   10,725,577          --           --           --

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $24,032,736 as capital gain dividends for the fiscal year ended December 31, 1995.

                         GT GLOBAL AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL AMERICA GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE